UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2004

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Items 5.		Other Events and Regulation FD Disclosure

PFF Bancorp today announced that its wholly owned subsidiary, PFF Bank & Trust, plans to open a new full-service branch in Beaumont, California. A copy of the press release dated April 12, 2004, describing the plans to open the new branch is attached as Exhibit 99.1.

Item 7.		Financial Statements and Exhibits

The following exhibit is filed with this report:

	Exhibit No	Description
	99.1	Press release dated April 12, 2004, of PFF Bancorp, Inc.

 EXHIBIT INDEX
Exhibit	Description
99.1	Press release dated April 12, 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: April 14, 2004